Exhibit 99.1

Investor PresentationOctober 2009 .... a leader in creating innovative engineered material solutions and services to make our customers competitive on a global basis... while enhancing earnings growth, shareholder value, and stability ... by broadening technology, market, and geographic reach Exhibit 99.1

2 Forward-Looking Statements These slides contain (and the accompanying oral discussion will contain) "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by these statements, including health issues, litigation and regulation relating to our business, our ability to achieve profitability, significant cyclical fluctuations in our customers' businesses, competitive substitutes for our products, risks associated with our international operations, including foreign currency rate fluctuations, energy costs and the availability and prices of raw materials and other factors disclosed in periodic reports filed with the Securities and Exchange Commission. Consequently these forward-looking statements should be regarded as the Company's current plans, estimates and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

3 Brush Engineered Materials Inc. Profile A leading manufacturer of high performance specialty engineered materials and services ... an enabling materials technology companyFour segments ... with operations, service centers and major office locations in North America, Europe and AsiaServing long-term growth oriented global markets from consumer electronics to heavy mining equipment

4 Company: Brush Engineered Materials Inc. founded 1931, publicly traded since 1956NYSE Ticker: BWShares Outstanding: Approximately 20.2 million at 9/30/09Market Cap: Approximately $490 million at 9/30/09Component of: S&P Super Composite 1500, Russell 2000 S&P Small Cap 600Annual Revenue: $910 million @ 12/31/08 Overview

BEM....the transformation From Metals & Mining through Specialty Metals to Advanced MaterialsFrom an "old industrial" to a "new age technology" companyFrom single digit to double digit growth 5

BEM….*the transformation*

- Broaden the base…focused on > GDP opportunities
  - new technologies
  - new markets
  - new products
  - expanded geography
- Target fastest growing segments of fast growing markets
- First Priority…..organic growth
- Second Priority….“manageable” acquisitions
- All while building and maintaining a strong balance sheet

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BEM….*the transformation (cont.)*

- Investments…prioritizing a targeted business model
  - low capital intensity…both working capital and reinvestment capital
  - high IP….technology driven business
  - non-commodity products…high margins
  - good growth potential in >> GDP opportunities

- Acquisition goals
  - Accretive within 12 months
  - Approximately $50 million invested per year from cash flow
  - Use debt and equity when appropriate while maintaining quality of balance sheet and financial flexibility

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Acquisitions Acquisitions 8

BEM....the transformation (cont.) Beryllium Non-Beryllium 2001 Sales 56 44 Beryllium Non-Beryllium 2009 Sales 30 70 9

Brush Engineered Materials – Major Business Units


YTD Q2-2009 Revenue
Advanced Material Technologies and Services
Williams Advanced Materials
PVD Targets
Optical Coatings
Refining
Electronic Packaging
62%
Specialty Engineered Alloys
Alloy (Cu based Be and Ni Alloys)
Electronic Connectors
Industrial Components
25%
Engineered Material Systems
TMI (Specialty Clad and Plated Strip)
Automotive Connectors
Telecommunications
Consumer electronics
4%
Be and Be Composites
Be Products
Defense/Aerospace
Specialty Commercial Products
9%

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2008 Recap

- Sales of $910 million
- Diluted earnings per share of $0.89*
- Acquisition of assets of Techni-Met, Inc. for $86.5 million
  - Techni-Met produces precision precious metal coated flexible polymeric films used in a variety of high-end applications, including diabetes diagnostic test strips
- Contract with government to build new beryllium pebbles plant

*Includes certain non-operating items. The operating run rate is $1.44. See Reconciliation of Non-GAAP Financial Measures

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Reconciliation of Non-GAAP Financial Measures Twelve Months Ended Dec. 31, 2008 Dec. 31, 2007 GAAP diluted EPS $ .89 $2.59 Benefit on sale of ruthenium inventory - (.70) Lower of cost of market ruthenium inventory charge .50 .15 Other* .05 (.07) Litigation settlement in 2007 - (.27) Non-GAAP operating run rate $1.44 $1.70 *Includes loss on sale of a subsidiary, non-recurring purchase accounting costs, an accounts receivable correction and discrete tax items. 12

13 Q-2 2009 Recap Revenue of $174 million or an increase of 29% from Q1 2009 Revenue improvement is primarily due to increase in demand from the consumer electronics-oriented marketsSales for Q2 and YTD 2009 were down 29% and 35%, respectively, as compared to the same periods last year Net loss was $(0.04) per share; an improvement of $0.36 per share diluted compared to Q1 2009 and much better than expectedNet loss for Q2 2009 of $(0.8) million was down $7.9 million versus Q2 2008. For the first six months of 2009 the net loss of $8.9 million was down $20.7 million versus the same period last year

Strength in Challenging Times Balance SheetRevolver$240 mm committed facility, matures November 2012DebtDebt to total capital is approximately 10% 14

Market Conditions - 2009 Market Conditions - 2009 15

Global Leader in High Performance Engineered Materials Q2 2009 Revenue by Market 16

17 Brush Engineered Materials ... core competency Collaborating with customers worldwide to solve material application challenges ... with a focus on enabling technology and services"Own" a Niche orientation ... non-commodityFocus on global growth and serviceConstantly looking ahead to realign product and service portfolios toward favorable trends ... targeted to achieve strong profitable growthEmployees who are passionately focused on exceeding customer expectations A common approach to markets and a common culture across our operating companies

18 Global Sales and Distribution Network Operations in the U.S. and eleven foreign countries International sales were about 33% of the CompanyAct globally ... service locally! ?-------------- Asia / Pacific ------------? ? ---------------- Europe -------------- ? ? - Exports from USA -? Singapore Korea Hong Kong UK Germany Philippines Taiwan Japan China Ireland Czech Republic

19 Strong customer collaboration ... providing enabling technology solutions and serviceMaterials that meet design challenges requiring - Strength - Reliability - Electrical conductivity - Miniaturization - Weight reduction - Corrosion resistance - Reflectivity - Thermal conductivityTargeting profitable growth applications in growing markets Advancing the World's Technologies

# Exciting Pipeline of New Growth Products

- Solar Materials
  - Thin film coatings and CPV applications
  - Interconnect technology
- Lithium Ion batteries
  - Interconnects
- LED Technology
  - Precious metals
  - Inorganic chemicals

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Exciting Pipeline of New Growth Products

- Medical
  - Glucose testing
  - Nitonal processing
    - Stents, valves, surgical devices
  - Pt/Ir rod, wire
    - Angioplasty (cardiac vascular)
- Space and Defense
  - Expanding optics applications for Beryllium (UAV)
  - Expanding optics applications for IR (night vision)
  - Orion … replacement for space shuttle … AlBeMet structures
  - New Navy “Rail Gun”

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Exciting Pipeline of New Growth Products

- Natural Resource Development
  - Enabling Oil &Gas directional drilling and deep sea completion
  - Rapidly expanding uses in heavy mining equipment
- Commercial Transportation
  - Enabling energy savings
  - Commercial aerospace and on-road heavy vehicles
- Nuclear Power
  - ITER … fusion, beryllium lined reactor

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Applications - Cell Phones

Grounding Clips and Audio Jacks (Alloy):

- Brush 60
- Alloy 25/190/290

Internal Antenna Contacts (Alloy):

- Brush 60/17410
- Alloy 25/190/290



Internal Electronics (WAM):

- Thin Film Materials – Power amplifiers, SAW and BAW devices, filters, and IC's
- Frame Lid Assemblies for SAW
- Thin Film Material for backlight applications using LED technology
- Shield Cleaning

Micro Mezzanine Connectors for LCD Screen (Alloy):

- Brush 60

Battery Contacts (Alloy):

- Brush 60
- Alloy 25/190/290

I/O Connector Contacts (Alloy):

- Brush 60/17410
- Alloy 25/190/290

Other Cell Phone Applications:

- **Circuit Board and IC Inspection** (Electrofusion/ Be Products):
  - PF-60 Be; IF-1 Be; AlBeMet 162
- **RoHS Compliance Assurance** (Electrofusion):
  - PF-60 Be; IF-1 Be

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Applications – Photovoltaic (Solar)

Technology: Crystalline Silicon (Si)
<u>Interconnect Materials</u>
Front and backplane systems for high efficiency designs.

Technology: Flexible Solar Cells / Building Integrated Photovoltaic:
<u>Thin Film Services:</u>
Solar cells built in flexible substrates to accommodate applications such as roofing tiles or defense.

Technology: Cadmium Telluride (CdTe)
<u>Thin Film (PVD) Materials</u>
Cadmium based solar cell architecture. N and P type Cadmium Semiconductor materials
TCO Transparent Conductive Oxide layers
Front and Back-contact layers

Technology: Copper Indium Gallium Selenide (CIGS)
<u>Thin Film (PVD) Materials as well as Powders for Printing CIGS applications</u>
Copper Indium Gallium Selenide thin film and screen printing applications for flexible and rigid solar cells.



Technology: Concentrator Photovoltaic (CPV)
<u>Thin Film (PVD) Materials</u>
Solar technology based on concentrating Solar rays into a semiconductor device via large lens.
Anti-Reflection Coating Materials
Precious metal contact materials

Technology: Amorphous Silicon (a-Si, tandem and multi-junction) <u>Thin Film (PVD) Materials</u>
Silicon based photovoltaic cells
Front and back contact layers
TCO Transparent Conductive Oxide layers

<u>Micro Electronic Packaging Products:</u>
Bonding Ribbon - Au & Ag
Lead-free Solders
Metallized Ceramic Substrates

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25 Thin film materials for the read/write head. (WAM)Sputtering Targets/Evaporation Materials (Precious Metals, Alloys, Non-Precious Metals, Alloys, Magnetic Materials, Heusler Alloys and Oxides) Applications - Hard Disk Drives Example - Hard Disk Drive Media PMR Material Stack Disk Drive Arm (TMI)Clad Materials (Aluminum and Stainless Alloys) Applications growing into many commercial and mobile electronic products. Thin film materials for the Disk Substrate (WAM)Sputtering targets (Precious Metals, Alloys, Non-Precious Metals, Alloys, Magnetic Materials, Oxides)

Applications - Oil & Gas

Wellhead Control Equipment (Alloy):
- Brush Alloy 25
- ToughMet® 3

Structural Rig Components (Alloy):
- ToughMet® 3



Drill Bits (Alloy):
- Brush Alloy 25
- ToughMet® 3

Directional Drilling Equipment (Alloy):
- Brush Alloy 25
- ToughMet® 3

MWD, LWD, MPT systems

Under Water Wellhead Equipment (Alloy):
- Brush Alloy 25
- ToughMet® 3

Blow out preventers, hydraulic actuators



Other Oil & Gas Applications:
- **Elemental Analysis** (Electrofusion):
  - PF-60 Be; IF-1 Be
- **Down Hole X-Ray Inspection** (Electrofusion):
  - PS-200 Be

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27 Applications - Aerospace Avionics/Electrical Systems (Alloy): Alloy 25 Airframe (Alloy): Alloy 25 Landing Gear Attachments (Alloy): Alloy 25ToughMet(r) 3 Engine and Pylon Attachments (Alloy): Alloy 25ToughMet(r) 3 Flight Control Mechanisms (Alloy): Alloy 25 ToughMet(r) 3 Horizontal Stabilizer & Rudder Attachments (Alloy): Alloy 25 Hydraulic Systems (Alloy): Alloy 25 Fuel Systems (Alloy): Alloy 25 Wing Attachments (Alloy): Alloy 25 Doors & Hatches (Alloy): Alloy 25 ToughMet(r) 3 Landing Gear Components (Alloy): Alloy 25 ToughMet(r) 3 Flight Attendant Jumpseat spring (Alloy): Alloy 25 Safety Slide Mechanism (Alloy): Alloy 25 Other Aerospace Applications:Baggage Inspection (Electrofusion):PF-60 BeNondestructive Evaluation (Cracked Component Detection) (Electrofusion):PF-60 Be

Applications – Medical

Seizure Control (WAM/TFT):

- Thin Film Deposition Implantable Electrode – Parkinson's disease (R&D)

X-Ray Mammography (Electrofusion):

- IS-50M Be

Subcutaneous Glucose Analysis (WAM/TFT/TechniMet):

- Thin Film Coatings – Electrode Monitoring device

External Glucose Analysis (WAM/TFT/Techni-Met):

- Subcutaneous sensors for glucose measurement

Insulin Pump (Alloy):

- EMI Shielding
- Electrical Terminals in Connectors
- Mechanical Chips
- Connector Systems for equipotential grounding



Dental X-Ray (Electrofusion):

- PS-200 Be

Cardiac Rhythm Management (TMI):

- Electronic Interconnects/Components
  - Niobium/Titanium Electron Beam Weld

Other Medical Applications:

- **CT Scan** (Electrofusion): PF-60 Be; PS-200 Be
- **Bone X-Ray** (Electrofusion): PF-60 Be
- **Ultrasonic Scalpels** (Be Products): S-200F Be
- **Advanced Drug Delivery Components** (TMI): Clad Stainless
- **Hypodermic Components** (TMI): Multigauge Stainless
- **Diagnostic Electronic Components** (TMI): Gold Plating
- **Anesthesia Monitoring Components** (TMI): Gold Plating
- **Biopsy Instruments** (TMI): Electron Weld Beam Stainless
- **Cauterizing Electronic Scalpel** (TMI): Clad Stainless

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Advanced Material Technologies and Services Business Structure Today and Evolving

Operating Locations

AMTS Corporate – Buffalo, NY

- **Thin Film Products** – Brewster, NY; Buffalo, NY
- **Electronic Packaging Products** – Buffalo, NY; Singapore; Philippines; Newburyport NA
- **Thin Film Services** – Windsor, CT*; Buellton, CA
- **Shield Cleaning Services** – Wheatfield, NY; Ireland; Czech Republic
- **Specialty Inorganic Materials** – Milwaukee, WI; Suzhou, China

Additional Service Operations: Taiwan, Suzhou, Ireland, Singapore, California

*acquired 2-4-08

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Williams Advanced Materials also has broad capabilities in precious and non-precious materials

- **Comprehensive product line**
  - High purity / proprietary PVD targets
  - Micro-electronic packaging materials
  - Specialty inorganic chemicals



- **Strong end use markets**
  - Data storage
  - Wireless/handsets
  - Semiconductor
  - Optical media
  - Photonics
  - Optics
  - Medical
  - Solar





- **Industry leading service and support**
  - Global sales and applications support
  - "Best-in-class" response times
  - Growing business in chamber services
  - Low-cost operations in Singapore, Taiwan and the Philippines
  - New offices in Korea, Japan, Shanghai, Czech Republic
  - Acquisition of Techni-Met

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31 Key Markets - Wireless and Photonics Thin Film and Packaging materials for varied wireless and photonic applications including RF Power Amplifiers, HBT's, SAW Devices, Light Emitting Diodes (LEDs), Laser Recorders and Micro Electro Mechanical Systems (MEMS)

32 Key Markets - Semiconductor Wafer Fabrication Thin film materials and chamber services for silicon wafer and UBM (Under Bump Metallization) technologies. Numerous commercial and military microelectronic applications. Under bump metallization

33 Key Markets - Semiconductor Packaging High reliability semiconductor packaging materials. Applications focused in space, military and satellite market segments. Solder preforms and clad materials

New Product and Technology Development

- ADVANCED MATERIAL TECHNOLOGIES AND SERVICES
  - Magnetic Media and Head Materials
  - Under Bump Metallization (UBM) for Flip Chip
  - FCCL Materials
  - Visi-Lid™ - A transparent lid for New Photonics applications
  - Expanded refining/chamber services supporting the thin film materials business
  - Silver Alloys for HD-DVD and Blue Ray Disc manufacturing
  - Solar Panel Thin Film and Concentrator Materials
  - MEMS and Photovoltaic Packaging Materials
  - Nanotechnology Materials
  - High Intensity LEDs
  - Eco-Ru™ Sputtering Target
  - Optical coating materials
  - Precious Metal Rod

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New Product and Technology Development

- SPECIALTY ENGINEERED ALLOYS
  - ToughMet® Alloy for High Volume Bearing Applications
  - Cupronickel alloy rod for offshore and marine seawater systems
  - 390E High Performance Copper Beryllium Strip Alloy for Burn in and Test Sockets (BiTS) applications
  - BrushForm 158 and BrushForm96 Copper Nickel Tin Strip alloys for electronics and mechanical spring

- BE AND BE COMPOSITES
  - High Purity Beryllium
  - Truextent™ speaker domes

- ENGINEERED MATERIAL SYSTEMS
  - Li Ion Battery Interconnects
  - Solar panel interconnects
  - Nitonal processing (medical)

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36 Physical Vapor Deposition (PVD) Process

37 World's only Fully Integrated Beryllium Producer Bertrandite Ore Mining & Extraction Delta, UT Casting, Rolling & Finishing Elmore, OH Thin Gauge Rolling & Finishing Reading, PA Service & Distribution Centers Global Network New Beryllium Pebbles Plant underway with DOD Title III funding, targeted for completion in 2010

Strip Alloy Applications
(strength, conductivity, spring characteristics … typically 1% to 2% Beryllium)

Reliability and Miniaturization

- Current Carrying Springs and Relays
- Integrated Circuitry Sockets
- Electrical and Electronic Connectors
- Air Bag Sensors
- Pressure Responsive Devices
- Fire Extinguisher Sprinkler Heads
- EMI shielding
- Appliance Switches









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Bulk Alloy Applications
(strength, corrosion resistance, non-galling, conductivity … typically 1% to 2% Beryllium)

- Aircraft Bushings
- Heavy Equipment Bearing and Wear Applications
- Oilfield well drilling, completion and production equipment
- Plastic Injection & Blow Molds
- Power Generation
- Tooling for Metalworking
- Undersea/Marine Housings for Telecom & Instrumentation
- Welding Electrodes & Dies











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Toughmet® - a new unique solution for the most challenging wear and load conditions



- Oil & Gas…deeper drilling…tougher conditions
  - Rotary steering drills
  - Sour well drilling and completion tools
  - Sub-sea control valves
  - Blow-out preventions


Uptime

- Heavy equipment … larger equipment … critical uptime
  - Critical bearings in mining and construction
  - Large vehicle drive trains
  - Industrial pumps
  - Manufacturing equipment bearings


Confidence
Weight Reduction

- Aerospace … larger planes … heavier loads
  - Landing gear, wheels, and braking systems
  - Airframe attachments
  - Fluid power systems, actuators
  - Boeing 777, 787; Airbus 380, 350
  - Military – JSF35, Airbus 400M

Replacing bronze, stainless, and nickel alloys … strength, lubricity, and wear resistance

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41 Beryllium Products - Applications (lightweight, strength, dimensional, stability...typically 40% to 100% Beryllium) - Optical mirrors for NASA space-based telescopes- Infrared sensors for fighter jet optical targeting, radar and navigation/guidance systems and special ops (FLIR) -Structural and electronic components for satellites -X-ray windows in medical, security and commercial imaging systems -Diaphragms for commercial and concert quality speaker systems

Technical Materials, Inc. – solving customers' problems with engineered strip metals



Disk Drive Arms

Mill Products

- Specialty cladding and inlay
- Electron beam welding of dissimilar materials
- Profiling shapes by milling and/or grinding
- Close tolerance rolling

Automotive Control Components



Electroplating

- Precious and non-precious metals
- Overall and selective stripe capabilities
- Combination with current TMI technologies



Specialty Electronic Connectors

Automotive, Telecom/Computer, Medical, Energy

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BEM – Execution Initiatives

- Profitable organic growth through new products, new applications, and new services
  - Close collaboration with customers
- Expansion of international base and sales
- Broaden markets and technology
- Leverage above through "smart" acquisitions
- No let up in manufacturing excellence … Lean Sigma process
- Increasing shareholder value
- *Having the ability and passion to thrive on change !!!*

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44 2000 2001 2002 2003 2004 2005 2006 2007 2008 564 473 373 401 496 541 763 956 909.7 Annual Revenue: Historical Our diversification and value creation initiatives are leading to strong growth in revenue and profitability Growth % 24% -16% -21% +8% +24% +9% +41% +25% -5% Telecom Crash

Our ongoing value creation initiatives are focused in three key areas

Growth

- Expanding and diversifying the revenue base
  - Targeting profitable niche growth applications in growing markets
  - New product innovation and service
- Ongoing global expansion
- Strategic acquisitions, fast accretion

Margin Improvement

- Lean Sigma-driven operating efficiency improvement
- New higher value added products
- Cost reductions

Fixed and Working Capital Utilization

- Inventory turn improvement
- Lean Sigma-driven factory utilization gains

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46 Strategic Highlights The Company is well positioned; strong balance sheet and revolver capacity to operate in this severe economic environment and to take advantage of strategic opportunities as they ariseStrong, diverse set of markets servedGlobal market reachNew products and services ... a culture of innovationNiche-oriented product offerings Acquisitions adding to growth and earningsFocus on manufacturing excellence resulting in improved operationsStrong cash flow

Vision · Mission · Values

Vision

We will be a ***leader*** in creating innovative engineered material ***solutions and services*** that make our ***customers competitive*** in global markets

Mission

…in support of our vision:

- We bring ***value*** to our ***customers***, globally, through innovative ***technology, service***, and ***collaboration***
- Our ***employees*** are passionately ***focused*** on exceeding ***customers'*** expectations
- We are ***committed*** to build a strong ***financial future*** for our employees and shareholders, striving to consistently ***grow*** revenues and earnings
- We are driven to continuously ***improve*** our supply chain, creating the highest ***value*** for our customers while reducing costs…using ***Lean Six Sigma***
- We design, manufacture, and distribute our products in a ***safe, environmentally responsible*** manner

Values

…We believe in a set of individual and team values, where:

- Each of us is committed to safety as our first priority
- We are committed to the highest standard of ethics and integrity in our business affairs
- We conduct ourselves with honesty and respect among our fellow employees, customers, suppliers, shareholders, and our communities
- We are proactive stewards of the safe use of our materials
- We share a trust among our employees that encourages aggressive performance commitments
- We have the authority, individually and in teams, to achieve our goals
- We embrace change and reject complacency
- We are committed to strengthen the organization by attracting and developing talented, dedicated individuals
- We collaborate with our customers and suppliers to create higher value
- We are involved in the betterment of our communities

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